POWER2SHIP
                               WWW.POWER2SHIP.COM

                        CORPORATE NEWSLETTER - JULY 2005


This newsletter is intended to enhance communications with all of our stakeholders. The information contained herein is of a summary nature and is qualified in its entirety by reference to our filings with the Securities and Exchange Commission. Please feel free to contact us with any questions or comments.

  MOBILEMARKET(TM) * HOMELAND SECURITY * INTERNATIONAL LICENSING * ACQUISITIONS


STAY INFORMED OF "BREAKING" NEWS AND MAJOR EVENTS BY KEEPING A CLOSE WATCH ON OUR PRESS RELEASES AND SEC FILINGS

HOMELAND SECURITY
-----------------
> An imminent Strategic Alliance with a major Fortune 100 defense and government contractor is expected to be announced any day

> Ongoing discussions with ADT, a division of Tyco International (NYSE:TYC), regarding a strategic alliance to pursue Homeland Security opportunities.

>    AN  E-COMMERCEPILOT  PROGRAMCOMMENCED  WITH  ONE  OF  OUR  FORTUNE  500
     -----------------------------------------------------------------------
     CUSTOMERS  on July 5; plans are to roll out this program to their extensive
     ---------
     list of freight carriers over the next 12 months

MOBILEMARKET
------------
>    Announced  that  our  preliminary  CONSOLIDATED  GROSS  REVENUE  SURGED
                                        ------------------------------------
     APPROX.  770% OR $5.6 MILLION TO $6.3 MILLION DURING THE QUARTER ENDED JUNE
     ---------------------------------------------------------------------------
     30,  2005  from $0.7 million during the comparable quarter of 2004. For the
     ---------
     fiscal year ended June 30, 2005, our consolidated gross revenue increased approx. 340% or $7.2 million to $9.3 million from $2.1 million during the prior fiscal year (see attached Press Release).

> Engaging international freight consultant to spearhead our relationship with Welley Shipping (China) Limited, a logistics subsidiary of China Ocean Shipping (Group) Company (COSCO), one of the largest shipping groups in the world; he'll attend meetings scheduled in China July 20-24 with goal of expediting revenue generating opportunities for P2S.

> Submitted Letter of Intent at COSCO's request to develop, procure and implement a system to ensure the security of cargo containers being transported aboard ocean-going vessels

> Currently entertaining proposals from several major investor groups interested in fully capitalizing and bringing additional resources to the Company

ACQUISITIONS & JOINT VENTURES
-----------------------------
> Commodity Express Transportation had preliminary revenue of $4.8 million for the quarter ended June 30, 2005.

> Power2Ship Intermodal is in the process of hiring an agent that is expected to dramatically accelerate revenue growth

>    See Homeland Security news regarding Strategic Alliance

STOCK PERFORMANCE
-----------------
> Trading symbol: PWRI or PWRI.OB
> Shares issued & outstanding: 65.3 million
> Shares in float: 15.6 million (@ 7/8)
> Price per share: $0.215 (@ 7/11)
> Market Capitalization: $14.0 million
> Average Daily Volume (last 3 mo.): 71,553
> 52-Week Price Range: $0.175 - $0.51


Congress Corporate Plaza 901                                   Tel: 561-998-7557
903 Clint Moore Road                           Corporate Toll-free: 866-998-7557
Boca Raton, Florida 33487                                      Fax: 561-998-7821

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                                   POWER2SHIP
                               WWW.POWER2SHIP.COM


This newsletter includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements regarding our current business plans, strategies and objectives that involve risks and uncertainties that could cause actual results to differ materially from anticipated results. The forward-looking statements are based on our current expectations and what we believe are reasonable assumptions; however, our actual performance, results and achievements could differ materially from those expressed in, or implied by, these forward-looking statements. Factors, within and beyond our control, that could cause or contribute to such differences include, among others, the following: our discovery of material undisclosed liabilities in one or more of our pending acquisition candidates; the loss of one or more major customers by us or one or more of our pending acquisition candidates; our inability to negotiate mutually acceptable agreements with prospective acquisition candidates or joint venture partners; and a lack of sufficient capital to consummate acquisitions, pursue joint ventures and government contracts and fund operating deficits; as well as those factors discussed under "Risk Factors" in our Form SB-2/A, as filed on December 15, 2004. Readers are urged to carefully review and consider the various disclosures detailed from time to time in our other reports and filings with the United States Securities and Exchange Commission.


Congress Corporate Plaza 901                                   Tel: 561-998-7557
903 Clint Moore Road                           Corporate Toll-free: 866-998-7557
Boca Raton, Florida 33487                                      Fax: 561-998-7821

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